UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 3, 2014

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 3, 2014, Liberty Interactive Corporation (“Liberty” or the “Company”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(ii) of Regulation BTR, pursuant to which Liberty has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations.

Because a blackout period has been imposed under the Liberty Media 401(k) Savings Plan (the “Plan”), in which Liberty is an adopting employer, beginning on Wednesday, October 15, 2014 at 4:00 p.m., ET, and ending on or about Thursday, October 23, 2014, we are imposing a SOX blackout period beginning on Wednesday, October 15, 2014 at 4:00 p.m., ET, and ending on or about Thursday, October 23, 2014. We will advise the Covered Persons when the SOX blackout period ends, if earlier or later than the specified date and time. The blackout period under the Plan is needed in connection with the reattribution of Liberty’s digital commerce businesses and cash from the Liberty Interactive Group to the Liberty Ventures Group as discussed in more detail below.  This reattribution will result in a distribution of Series A Liberty Ventures common stock to holders of Liberty Interactive Group Series A common stock (LINTA).  The exact number of shares to be distributed will not be determined until after the Record Date (defined below).

While the SOX blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of the Company relating to the Liberty Interactive tracking stock, including Liberty Interactive Group Series A and Series B common stock and options. There are limited exclusions and exemptions from this rule. Further, the above prohibition is in addition to other restrictions on trading activity that Liberty imposes on its executive officers and directors, including under Liberty’s insider trading policy and any administrative blackout related to Liberty’s online incentive award platform.

Liberty was unable to determine the dates of the SOX blackout period until its Board of Directors (the “Board”) determined to complete the reattribution and declare the dividend, which occurred on October 3, 2014.  Accordingly, Liberty was not able to send the notice required under Rule 104 of Regulation BTR until October 3, 2014.  Due to the events described above, this delay was beyond the reasonable control of Liberty and was unforeseeable to Liberty. Now that the dates of the SOX blackout period have been determined, Liberty has provided the Covered Persons with the requisite notice under Rule 104(b)(2)(ii) of Regulation BTR.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact Rich Baer, Pam Coe or Craig Troyer in the Legal Department of the Company by telephone at 720-875-5300 or by mail at 12300 Liberty Boulevard, Englewood, CO 80112.

Item 7.01.  Regulation FD Disclosure

On October 3, 2014, Liberty announced that the Board approved (i) the change in attribution from the Liberty Interactive Group to the Liberty Ventures Group of its digital commerce companies, together with $970 million in cash (the “Reattributed Assets”), effective immediately; (ii) the creation of an inter-group interest in Liberty Ventures Group in favor of the Liberty Interactive Group (which will now be referred to as the QVC Group), which is represented as a number of Liberty Ventures shares that may be issued to the QVC Group (“Inter-Group Interest Shares”) calculated in accordance with Liberty’s Restated Certificate of Incorporation; and (iii) a dividend of the Inter-Group Interest Shares to the holders of QVC Group common stock in full elimination of the inter-group interest.  In connection with the payment of the dividend, typical antidilution adjustments will be made to outstanding QVC Group equity incentive awards, and the Liberty Interactive board has reattributed $30 million in cash (outside of the Reattributed Assets) to the Liberty Ventures Group relating to its assumption of liabilities related to those awards.

The Inter-Group Interest Shares were calculated in accordance with Liberty’s restated certificate of incorporation as follows: the total fair value of the Reattributed Assets, as determined by the Board, of $2.47 billion, divided by the average of the high and low sales prices on October 3, 2014 for the Liberty

Ventures Series A common stock, which is $36.50, resulting in 67,671,232 shares of Liberty Ventures common stock so issuable.  The Inter-Group Interest Shares will be allocated such that the number of shares of Series A Liberty Ventures common stock and shares of Series B Liberty Ventures common stock issued in the dividend will be in the same proportion as the shares of QVC Group Series A common stock and QVC Group Series B common stock outstanding on the Record Date, with each share of QVC Group Series A common stock and each share of QVC Group Series B common stock receiving the same fraction of a share of Series A or Series B Liberty Ventures common stock, as the case may be.

In the dividend, the Inter-Group Interest Shares will be allocated, pro rata, to the outstanding shares of QVC Group Series A common stock and QVC Group Series B common stock as of 5:00 p.m., New York City time, on October 13, 2014 (the “Record Date”), with holders of QVC Group Series A common stock to receive shares of Liberty Ventures Series A common stock and holders of QVC Group Series B common stock to receive shares of Liberty Ventures Series B common stock.  Cash will be paid in lieu of fractional shares.  Liberty will determine and announce the per share dividend ratio promptly following the Record Date, together with the date on which the QVC Group common stock is expected to begin trading ex-dividend.  The distribution date for the dividend will be October 20, 2014.

Liberty also announced that, in connection with the reattribution, it has applied to the Nasdaq Stock Market to change the “LINTA” trading symbol to “QVCA” and the “LINTB” trading symbol to “QVCB.”  The effective date of this change will be announced separately.

For additional information regarding the reattribution and the dividend, please see the press release attached hereto as Exhibit 99.1.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press release dated October 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2014

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Wade Haufschild
	Name:	Wade Haufschild
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press release dated October 3, 2014